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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 28, 2000
                        (Date of earliest event reported)


                            ACTIVE VOICE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Washington                   0-22804                   91-1235111
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)

                                2901 Third Avenue
                            Seattle, Washington 98121
          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 441-4700
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On January 28, 2000, Active Voice Corporation (the "Company") entered into a Stock Acquisition Agreement (the "Acquisition Agreement") to acquire privately-held PhoneSoft Inc. ("PhoneSoft") for 85,083 shares of common stock of the Company. PhoneSoft is a provider of computer telephony software and technology and has developed unified messaging applications that provide voice mail and auto-attendant functionality in the Lotus Notes/Domino environment. In connection with the acquisition, the employees of PhoneSoft Inc. will join the Company.

         The transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         The foregoing summary of the transaction does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is attached hereto as Exhibit
         2.1 and is hereby incorporated by reference.

ITEM 7.  EXHIBITS

               2.1 Stock Acquisition Agreement, dated January 28, 2000, by and between Active Voice Corporation, a Washington Corporation, and PhoneSoft Inc., a privately-held company

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  February 7, 2000

                                                 ACTIVE VOICE CORPORATION


                                                 By /s/ Jose S. David
                                                    ----------------------------
                                                    Jose S. David
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS

         2.1 Stock Acquisition Agreement, dated January 28, 2000, by and between Active Voice Corporation, a Washington Corporation, and PhoneSoft Inc., a privately-held company